Exhibit 99.1

inContact Reports Strong Preliminary Fourth Quarter 2011 Financial Results

Record Software Revenue in Excess of $11 million,

Representing Q4 Year-over-Year Growth in Excess of 25%

SALT LAKE CITY – January 11, 2012 – inContact, Inc. (NASDAQ: SAAS), the leading provider of on-demand contact center software and contact center agent optimization tools, today reported preliminary financial results for the fourth quarter ended December 31, 2011.

Based on currently available information, the Company expects to report fourth quarter revenue in excess of $23.5 million versus $20.3 million for the same period in 2010. Software segment revenue is expected to be in excess of $11 million for the quarter ended December 31, 2011, achieving the 25% to 30% Q4 growth rate guidance given at the beginning of the year. Telecom segment revenue is expected to be in excess of $12.5 million, an increase of approximately 8% from Q4 2010.

Said Paul Jarman, inContact CEO, “We are pleased to deliver on our Q4 2011 revenue growth rate objective and to report a strong finish to a pivotal year for the Company. This fourth quarter revenue was achieved without any contribution from our recently announced reseller relationships with Siemens Enterprise Communications and Verizon. Siemens has a minimum revenue commit beginning in the first quarter and has guaranteed $5 million of revenue in fiscal 2012.

In addition to record Q4 software revenues, the estimated annual contract value of deals closed in the quarter is approximately 40% higher than the estimated value of our solid Q4 2010 bookings and represents the strongest software bookings in the Company’s history.”

Q4 AND FISCAL YEAR 2011 FINANCIAL RESULTS CONFERENCE CALL INFORMATION

The anticipated results in this press release are based on management’s preliminary analysis of revenue for the quarter ending December 31, 2011. The Company will release and discuss its fourth quarter and fiscal year 2011 financial results on Wednesday, February 29, 2012 at 4:30 p.m. Eastern time.

INCONTACT TO PRESENT AT THE 14TH ANNUAL NEEDHAM GROWTH CONFERENCE

inContact CEO Paul Jarman and CFO Greg Ayers will present at the 14th Annual Needham Growth Conference at 2:50 p.m. ET today, Wednesday, January 11, 2012 at The New York Palace Hotel in New York. An audio webcast of the presentation will be available through the inContact Investor Relations website at http://investor.incontact.com, in the Webcasts and Presentations section.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

All statements included in this press release, other than statements or characterizations of historical fact, are forward-looking statements. These forward-looking statements are based on inContact’s current expectations, estimates and projections about inContact’s industry, management’s beliefs, and certain assumptions made by management, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words and include, but are not limited to, statements regarding projected results of operations and management’s future strategic plans. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.

The risks and uncertainties referred to above include, but are not limited to, risks associated with inContact’s business model; our ability to develop or acquire, and gain market acceptance for new products, including our new sales and marketing and voice automation products, in a cost-effective and timely manner; the gain or loss of key customers; competitive pressures; its ability to expand operations; fluctuations in its earnings as a result of the impact of stock-based compensation expense; interruptions or delays in our hosting operations; breaches of our security measures; its ability to protect our intellectual property from infringement, and to avoid infringing on the intellectual property rights of third parties; and its ability to expand, retain and motivate our employees and manage its growth. Further information on potential factors that could affect our financial results is included in inContact’s Annual Report on Form 10-K, quarterly reports of Form 10-Q, and in other filings with the Securities and Exchange Commission. The forward-looking statements in this release speak only as of the date they are made. inContact undertakes no obligation to revise or update publicly any forward-looking statement for any reason.

About inContact

inContact (NASDAQ:SAAS) helps contact centersaround the globe create profitable customer experiences through its powerful portfolio of cloud-based contact center software solutions. The Company’s services and solutions enable contact centers to operate more efficiently, optimize the cost and quality of every customer interaction, create new pathways to profit and ensure ongoing customer-centric business improvement and growth. To learn more, visit www.inContact.com.

Contacts:

Investor Contact:	General Contact:
Steven Pasko	Heather Hurst
Investor Relations	Communications Director
415-445-3238	866-698-8911
heather.hurst@inContact.com

inContact® is the registered trademark of inContact, Inc.